THE LEGACY FUNDS, INC.

                               LEGACY GROWTH FUND

              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2001

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2001

 THIS SUPPLEMENT DESCRIBES CERTAIN CHANGES CONCERNING THE WAIVER OF DISTRIBUTION
  (12B-1) FEES BY INGALLS & SNYDER LLC AND THE RESIGNATION OF STEVEN M. FOOTE
     AND STEVEN L. WOOD FROM THEIR POSITIONS WITH THE FUND. THIS SUPPLEMENT
       SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF
         ADDITIONAL INFORMATION OF THE FUND DATED FEBRUARY 28, 2001, AND
                    SHOULD BE RETAINED FOR FUTURE REFERENCE.

      Effective May 25, 2001, Ingalls & Snyder LLC, the Distributor of shares of the Legacy Growth Fund, has agreed to waive its distribution (12b-1) fee. This fee waiver may be terminated by Ingalls & Snyder at any time. Ingalls & Snyder is obligated under its Investment Advisory Agreement with the Fund to waive its investment advisory fee or reimburse the Fund's expenses to the extent necessary to ensure that Total Annual Fund Operating Expenses on an annualized basis do not exceed 1.70% of the Fund's average net assets for the fiscal year ending October 31, 2001. The waiver of the distribution fee will not affect the overall expense ratio of the Fund for so long as this expense limitation remains applicable because the elimination of the distribution fee will be offset by a reduction in the waiver or reimbursement under the Investment Advisory Agreement.

      Effective May 24 and May 25, 2001, respectively, Steven M. Foote resigned from his positions as a Trustee and as an officer of the Fund and Steven L. Wood resigned from his position as a Trustee of the Fund.


                  THE DATE OF THIS SUPPLEMENT IS JUNE 6, 2001.